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                                                                  Exhibit 23 (b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

     As independent public accountants, we hereby consent to the incorporation of our report dated January 15, 1998, on the consolidated financial statements of First Chicago NBD Corporation included in this Current Report on Form 8-K dated October 6, 1998.


                                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
October 6, 1998